Other assets-Other / Other liabilities - Schedule of Other Assets-Other and Other Liabilities (Detail) (JPY ¥) In Millions, unless otherwise specified	Sep. 30, 2013		Mar. 31, 2013
Other assets-Other:
Securities received as collateral	¥ 93,331		¥ 47,739
Goodwill and other intangible assets	114,758	[1]	115,661	[1]
Deferred tax assets	135,715		145,602
Investments in equity securities for other than operating purposes	81,935		71,813
Other	166,076		221,344
Other assets-Other, Total	591,815		602,159
Other liabilities:
Obligation to return securities received as collateral	93,331		47,739
Accrued income taxes	39,073		56,353
Other accrued expenses and provisions	367,136		402,192
Other	484,562	[2]	471,879	[2]
Other liabilities, Total	¥ 984,102		¥ 978,163

[1]	For the six months ended September 30, 2012, Nomura recognized an impairment loss on goodwill of \8,293 million within the Wholesale segment. This is due to a decline in fair value of a reporting unit in the Wholesale segment caused by the prolonged economic downturn. For the six months ended September 30, 2013, Nomura recognized impairment loss on goodwill of \2,047 million within Other in Nomura's segment information. This is due to a decline in fair value of a reporting unit caused by the decrease in expected cash flows arising from the changes in the economic environment. These impairment losses were recorded within Non-interest expenses-Other in the consolidated statements of income. The fair values were determined using a DCF valuation technique.
[2]	Includes liabilities relating to investment contracts which are underwritten by Nomura's insurance subsidiary. Carrying values were \281,864 million and \275,417 million and estimated fair values were \285,914 million and \280,225 million, as of March 31, 2013 and as of September 30, 2013, respectively. Fair value is estimated by using a DCF valuation technique and using valuation inputs which would be generally classified in Level 3 of the fair value hierarchy.